UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark weather the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of 1347 Property Insurance Holdings, Inc. (the “Company”) approved the 2018 Equity Incentive Plan (the “2018 Plan”) at the Annual Meeting of Stockholders held on May 31, 2018 (the “Annual Meeting”). The 2018 Plan replaces the Amended and Restated 2014 Equity Incentive Plan, which was previously approved by the stockholders in 2015 (the “2014 Plan”). No new awards will be granted under the 2014 Plan.

The objective of the 2018 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2018 Plan will be administered by the Compensation and Management Resources Committee of the Board of Directors (the “Compensation Committee”) and will have a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the Compensation Committee are eligible to participate in the 2018 Plan and to receive awards, including stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (“SARS”), restricted shares, restricted share units and other share-based awards. All of the shares authorized for grant under the 2018 Plan may be issued pursuant to incentive stock options.

The maximum number of shares that may be issued or transferred with respect to awards under the 2018 Plan is 300,000 shares, subject to adjustment in certain circumstances. Shares underlying awards that are settled in cash or are forfeited, cancelled, surrendered or otherwise terminated without the issuance of shares will again be available for issuance under the 2018 Plan. Shares used to pay the exercise price of stock options, repurchased by the Company with stock option proceeds, or used to pay withholding taxes upon exercise, vesting or payment of an award will not again be available for issuance under the 2018 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2018 Plan regardless of the number of shares used to settle the SAR.

The 2018 Plan also provides that the aggregate grant date fair value (determined as of the applicable date(s) of grant in accordance with applicable financial accounting rules) of all awards granted to any non-employee director during any single calendar year, taken together with any cash fees paid to such person during such calendar year, shall not exceed $200,000.

A summary of the 2018 Plan is included in Proposal Three of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2018 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summaries of the 2018 Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2018 Plan, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Compensation Committee has also approved forms of award agreements for use in granting stock options, restricted shares and restricted stock units under the 2018 Plan. These forms are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 5,387,372 shares were present in person or by proxy, and the Company’s stockholders acted upon the following matters: (i) the election of two Class I members of the Board of Directors to serve terms ending at the Company’s 2021 Annual Meeting, (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and (iii) the approval of the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan. The Company’s stockholders approved each of these proposals. The following is a summary of the voting results for each matter presented to stockholders.

Proposal No. 1 – Election of Directors.

Name	Shares For	Shares Withheld	Broker Non-Votes
General E. Gray Payne	3,047,474	1,131,856	1,208,042
Douglas N. Raucy	3,570,470	608,860	1,208,042

The other members of the Board of Directors whose terms of office continued after the Annual Meeting were: D. Kyle Cerminara, Lewis M. Johnson, Larry G. Swets, Jr., Scott D. Wollney and Dennis A. Wong. Mr. Cerminara serves as Chairman of the Board and Mr. Johnson serves as Co-Chairman of the Board.

Following the Annual Meeting, the committees of the Board of Directors were reconstituted as follows: (i) Audit Committee – Dennis A. Wong (Chairman), General E. Gray Payne and Scott D. Wollney; (ii) Compensation and Management Resources Committee – General E. Gray Payne (Chairman) and Scott D. Wollney; and (iii) Nominating and Corporate Governance Committee – General E. Gray Payne (Chairman) and Scott D. Wollney. Each committee member satisfies the independence requirements of the Nasdaq listing standards and all other applicable rules and regulations.

Proposal No. 2 – Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
5,385,383	289	1,700	0

Proposal No. 3 – Approval of the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
3,628,233	549,594	1,503	1,208,042

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan.

10.2	Form of Stock Option Agreement under the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan.

10.3	Form of Restricted Share Agreement under the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan.

10.4	Form of Restricted Stock Unit Agreement under the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2018

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill
Chief Financial Officer